Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 3

Dated as of March 23, 2015

to

REVOLVING CREDIT AGREEMENT

Dated as of September 14, 2011

THIS AMENDMENT NO. 3 (“Amendment”) is made as of March 23, 2015 (the “Amendment Effective Date”) by and among ConAgra Foods, Inc., as Company (the “Company”), the “Banks” listed on the signature pages hereof and party hereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Revolving Credit Agreement, dated as of September 14, 2011, by and among the Company, the financial institutions parties thereto as “Banks” (the “Banks”) and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Banks and the Administrative Agent agree to make certain modifications to the Credit Agreement; and

WHEREAS, the Company, the Banks and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Banks party hereto and the Administrative Agent hereby agree as follows.

1. Amendment to the Credit Agreement. Effective as of the Amendment Effective Date, but subject to the satisfaction of the condition precedent set forth in Section 2 below, Section 6.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

6.3 Fixed Charge Coverage. The Company and its Subsidiaries will maintain, on a consolidated basis, a ratio of (i) Profit Before Taxes and Extraordinary Items plus Fixed Charges plus amortization of intangible assets minus equity in earnings of Affiliates to (ii) Fixed Charges greater than 1.75 to 1.0 on a four-quarter rolling basis calculated at each quarter end; provided, however, that non-cash impairment charges for the Company’s fourth fiscal quarter of 2014, the Company’s second fiscal quarter of 2015 and the Company’s third fiscal quarter of 2015 shall be excluded from the Company’s computation of its compliance herewith for such fiscal quarters. With respect to the Company’s third fiscal quarter of 2015, an Authorized Officer of the Company shall deliver to the Administrative Agent a written certification as to the amount of such excluded non-cash impairment charges for such quarter, including reasonable detail as to the nature of such charges. Such written certification shall be delivered together with the financials for such quarter as required under Section 5.1.1 hereof.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject only to the conditions precedent that (a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Company, the Banks required to execute and deliver this Amendment in order to give effect hereto, and the Administrative Agent, (b) the Administrative Agent shall have received from an Authorized Officer of the Company a written certification as to the amounts of the non-cash impairment charges excluded pursuant to Section 1 of this Amendment for the Company’s fourth fiscal quarter of 2014 and the Company’s second fiscal quarter of 2015, including reasonable detail as to the nature of such charges, and (c) the Administrative Agent, on behalf of each Bank that executes and delivers to the Administrative Agent its signature page hereto by 3:00 p.m. New York City time on Friday March 20, 2015 (with the Administrative Agent determining whether any page has been delivered by such cut-off time), shall have received from the Company an amendment fee in immediately available funds equal to 0.05% multiplied by such approving Bank’s Commitment in effect as of the Amendment Effective Date.

3. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and immediately after giving effect to the terms of this Amendment, (i) no Event of Default or Potential Default shall have occurred and be continuing and (ii) the representations and warranties of the Company set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects as of the date hereof; provided, that to the extent such representations and warranties are expressly stated to be made as of an earlier date, such representations and warranties shall be true and correct in all material respects as of such earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness of this Amendment, (a) this Amendment shall be a Loan Document and (b) on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

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(b) Except as specifically amended above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Banks, nor constitute a waiver of any provision of the Credit Agreement.

5. Costs and Expenses. The Company shall pay on demand all reasonable invoiced costs and out-of-pocket expenses paid or incurred by the Administrative Agent (including the reasonable and invoiced fees, costs and expenses of external counsel to the Administrative Agent) incurred in connection with the preparation, execution and delivery of this Amendment.

6. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

7. Execution. This Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.

8. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

CONAGRA FOODS, INC., as the Company

By	/s/ Scott E. Messel
	Name:	Scott E. Messel
	Title:	Senior Vice President, Treasurer and Assistant Corporate Secretary

Signature Page to

ConAgra 2011 Revolving Credit Agreement

Amendment No. 3

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, an Issuing Bank and as a Bank

By:	/s/ Tony Yung
	Name:	Tony Yung
	Title:	Executive Director

Signature Page to

ConAgra 2011 Revolving Credit Agreement

Amendment No. 3

Bank of America, N.A.

By:	/s/ J. Casey Cosgrove
	Name:	J. Casey Cosgrove
	Title:	Director

Signature Page to

ConAgra 2011 Revolving Credit Agreement

Amendment No. 3

BNP Paribas

By:	/s/ Mike Shryock
	Name:	Mike Shryock
	Title:	Managing Director

By:	/s/ Emma Petersen
	Name:	Emma Petersen
	Title:	Vice President

Signature Page to

ConAgra 2011 Revolving Credit Agreement

Amendment No. 3

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Harumi Kambara
	Name:	Harumi Kambara
	Title:	Authorized Signatory

Signature Page to

ConAgra 2011 Revolving Credit Agreement

Amendment No. 3

THE ROYAL BANK OF SCOTLAND plc

By:	/s/ Michael Fabiano
	Name:	Michael Fabiano
	Title:	Director

Signature Page to

ConAgra 2011 Revolving Credit Agreement

Amendment No. 3

WELLS FARGO BANK, N.A.

By:	/s/ Greg Campbell
	Name:	Greg Campbell
	Title:	Director

Signature Page to

ConAgra 2011 Revolving Credit Agreement

Amendment No. 3

Barclays Bank PLC

By:	/s/ Ronnie Glenn
	Name:	Ronnie Glenn
	Title:	Vice President

Signature Page to

ConAgra 2011 Revolving Credit Agreement

Amendment No. 3

Mizuho Bank (USA)

By:	/s/ David Lim
	Name:	David Lim
	Title:	Senior Vice President

Signature Page to

ConAgra 2011 Revolving Credit Agreement

Amendment No. 3

THE BANK OF NOVA SCOTIA

By:	/s/ Paula J. Czach
	Name:	Paula J. Czach
	Title:	Managing Director

Signature Page to

ConAgra 2011 Revolving Credit Agreement

Amendment No. 3

U.S. Bank National Association

By:	/s/ Karen Nelsen
	Name:	Karen Nelsen
	Title:	Vice President

Signature Page to

ConAgra 2011 Revolving Credit Agreement

Amendment No. 3

CoBank, ACB

By:	/s/ Kyle Weaver
	Name:	Kyle Weaver
	Title:	Vice President

Signature Page to

ConAgra 2011 Revolving Credit Agreement

Amendment No. 3

State Street Bank and Trust Company

By:	/s/ Deirdre M. Holland
	Name:	Deirdre M. Holland
	Title:	Managing Director

Signature Page to

ConAgra 2011 Revolving Credit Agreement

Amendment No. 3